UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2008

Item 1: Report to Shareholders

New Jersey Tax-Free Bond Fund	August 31, 2008

The views and opinions in this report were current as of August 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Municipal securities produced strong gains in the six-month period ended August 31, 2008, rebounding sharply from deeply oversold levels at the end of February. Investors favored higher-quality and shorter-term issues due to lingering concerns about liquidity in some segments of the fixed-income market. The Federal Reserve reduced short-term interest rates through the end of April to ease the effects of the credit crunch on the economy, but rising inflation pressures have discouraged additional rate cuts since that time. The T. Rowe Price New Jersey Tax-Free Bond Fund produced an excellent six-month return that easily outperformed its peer group average, based largely on the strength of our rigorous, proprietary research.

HIGHLIGHTS

• The New Jersey Tax-Free Bond Fund produced good absolute and relative returns for the past six months.

• The municipal market rallied after a tumultuous downturn in February as investors recognized the long-term value in tax-exempt bonds.

• The overall credit quality of the municipal market remains high, and valuations are attractive, especially for longer-term securities.

• In our view, New Jersey municipal debt is “cheap” versus taxable bonds and remains compelling for fixed-income investors in the highest tax brackets.

MARKET ENVIRONMENT

According to current estimates, the economy grew at a surprisingly strong annualized rate of 3.3% in the second quarter, helped by brisk export activity and tax rebate checks from the federal government. However, economic growth is expected to be sluggish for at least the rest of the year because of residential real estate weakness, massive mortgage losses in the financials sector, declining employment, and elevated energy costs.

As financial institutions cut back on lending to preserve capital and avoid additional loan-related losses, the Federal Reserve took several extraordinary actions to boost market liquidity, such as helping J.P. Morgan Chase acquire Bear Stearns and creating new credit facilities that allow investment banks and broker-dealers to borrow directly from the Fed. The central bank also reduced the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime consumer lending rates—to 2.00% by the end of April 2008 from 5.25% one year ago. Although the economic outlook remains weak, the Fed has refrained from cutting rates since the end of April due to rising inflation.

As shown in the graph, yields of high-quality New Jersey municipal securities declined over the past six months. This reflects increased investor interest in tax-free securities following a sharp sell-off in February, which stemmed from concerns about the dysfunctional auction-rate securities market and the credit rating downgrades of monoline insurance companies that back municipal bonds. In contrast, intermediate-term Treasury yields rose substantially, as the credit-related flight to quality reversed somewhat and investors concluded that additional Federal Reserve rate cuts are unlikely.

Even as the performance of municipal bonds has improved over the last six months, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, 2008, the 3.60% yield offered by a 10-year, tax-free municipal bond rated AAA was about 94% of the 3.81% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Similarly, 30-year AAA municipal bonds are also attractive, with a 4.71% yield that is about 106% of the 4.42% yield offered by 30-year Treasuries.

Based on current valuations, our belief is that the municipal bond market remains a high-quality market. Given the growing likelihood that federal tax rates will rise in the next few years, we believe that investors who are seeking tax-free income and who are willing to accept the potential for more volatility—as the market continues to work through the ripple effects of the credit crunch—should consider taking advantage of what still appears to be a good buying opportunity for municipals.

MUNICIPAL MARKET NEWS

New municipal supply thus far in 2008 has grown at a steady clip—about $294 billion through the end of August, according to The Bond Buyer. New issue supply has been lifted by issuers refinancing their auction-rate securities to avoid paying punitive penalty rates of interest when auctions fail. With state economies and revenue growth weakening—though current conditions are not as bad as they were in previous recessions—new issuance is likely to surpass the $400 billion mark again for the full year.

Demand for municipals has been reasonable, though not robust, as alternative buyers of municipals—such as hedge funds and foreign investors—have decreased their presence in the market, and broker-dealers remain hesitant to add tax-free bonds to their inventories. Individual investors have shown some interest in taking advantage of attractive tax-free yields, but their ability to absorb heavy new municipal issuance is limited. Given the continuing credit market stress, shorter-term and higher-quality municipal securities have had greater appeal than long-term and lower-quality issues.

The well-publicized and ongoing financial problems suffered by monoline insurance companies have had a material effect on the quality composition of the municipal market. In aggregate, the overall credit quality of the market remains high, but the actual allocation of the highest-rated bonds has trended lower. Many bonds that were once rated AAA because they were insured have been downgraded, and investors are assigning virtually no value to the underlying insurance. The New Jersey Tax-Free Bond Fund managed to avoid significant losses stemming from these developments because we conduct our own thorough research and assign our own independent credit ratings before making investment decisions, rather than relying solely on external rating agencies or bond insurance for our investment selection.

NEW JERSEY MARKET NEWS

There have been no material changes to New Jersey’s credit profile over the past six months. The state’s general obligation debt is rated at Aa3 by Moody’s Investors Service, AA by Standard & Poor’s, and AA- by Fitch Rating Service. All three agencies maintain “stable” outlooks, indicating that near-term rating changes are unlikely.

The state’s core strengths include its broad economy and its wealthy constituents—the state’s per capita personal income was 127% of the national level in 2007, second highest in the nation. New Jersey’s economy, while fundamentally solid, has lagged the nation somewhat and is expected to follow the national trend going forward. However, New Jersey also faces several challenges, including its structural budget imbalance; a high and growing debt load; and increasing cost pressures, including debt service, transportation infrastructure, court-mandated school construction funding, and public employee health care and retirement benefits.

Audited results for fiscal year 2008, which closed at the end of June, are not yet available. The state estimates that it ended the fiscal year with a surplus of roughly $1 billion, which will be used to help balance the fiscal 2009 budget and to pay down debt. The state legislature adopted its fiscal 2009 budget on time, with total spending of $32.9 billion, about 2% ($600 million) lower than 2008’s enacted budget. The state expects general funds revenues to decline by 0.4% in the current year, including a 5.6% decline in corporate business taxes. While New Jersey’s use of nonrecurring revenues, or “one-shots,” has declined, it still faces a structural budget gap of between $1.5 billion and $2.1 billion for fiscal year 2010.

New Jersey’s tax-supported debt burden is among the highest in the nation. According to Moody’s 2008 State Debt Medians, New Jersey has $30.2 billion of net tax-supported debt. New Jersey ranks fourth highest in the nation in debt per capita (nearly $3,500 per person) and third highest for debt as a percentage of personal income (7.5%). The majority of New Jersey’s debt is appropriation backed. Payment for these obligations must be appropriated annually, but the state legislature has no legal obligation to continue to make such appropriations. The state also has to deal with large unfunded liabilities for pension and other post-employment benefits. Governor Corzine has taken steps to address the state’s debt burden, including paying down $650 million of debt and placing an initiative on the November ballot to require voter approval for most future appropriation-backed debt.

PORTFOLIO PERFORMANCE AND STRATEGY REVIEW

We are pleased to report that the New Jersey Tax-Free Bond Fund generated a solid 4.80% gain for the six months ended August 31, 2008, and outperformed its Lipper peer group average. The fund’s long-term record relative to its competitors remains generally favorable. Based on cumulative total return, Lipper ranked the New Jersey Tax-Free Bond Fund 10 out of 43, 12 out of 36, 17 out of 36, and 5 out of 31 funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2008, respectively. Returns will vary for other periods. Past performance cannot guarantee future results.

Our success versus the Lipper peer group was due to the fund’s sector allocation decisions, yield curve positioning, and our below-average fee structure. At the beginning of the reporting period, our duration was shorter than the benchmark, but over the past six months, we took advantage of the cheapness in the marketplace to put cash to work. By the end of the reporting period, we brought the fund’s duration closer to benchmark neutral. (Duration is a measure of a bond fund’s interest rate sensitivity; please see the glossary for a more detailed explanation.)

Our income payout has remained relatively constant in each reporting period over the last several years, totaling $0.48 per share for the past 12 months. Despite the fund’s share price increase over the past six months, the portfolio’s 30-day dividend yield edged only modestly lower, to 4.24% at the end of the reporting period from 4.28% six months ago. With yields still comparatively low from a historical perspective, low expenses are an important and sustainable advantage for the fund as they allow us to pass through more income to shareholders. Because of the dislocations in the municipal market in February—the long end of the yield curve suffered the largest losses and had become cheap on a relative basis—we shifted the portfolio’s emphasis toward longer-maturity securities that offered the greatest value. As a consequence, the fund’s weighted average maturity increased by about one year since the end of February, to 14.9 years at the end of August.

The dramatic underperformance of long bonds in February set the stage for the rebound witnessed during the past six months. As our high-quality short-term securities matured, and through the sale of shorter prerefunded bonds, we invested in bonds maturing in more than 20 years. Our exposure to prerefunded bonds declined about 3% over the past six months, as we increased our holdings in general obligations and essential revenue bonds, such as the air and sea transportation sector. Bonds maturing in 15 years and longer significantly outperformed shorter-term issues during the reporting period. Zero-coupon, long-duration, and noncallable issues were also among the fund’s best-performing holdings for the period. Fund holdings in Puerto Rico also fared well. Our positions that underperformed over the past six months were largely short-maturity, prerefunded bonds, which had performed especially well in the prior period, and lower-rated industrial development revenue and pollution control revenue (IDR/ PCR) holdings. Lower-rated credits were a drag on performance as well.

We were active buyers in the early part of the reporting period, when municipals were very cheap relative to Treasuries. For example, we invested in credits issued by the Port Authority of New York & New Jersey. New investments were focused on revenue bonds and included higher education student loans as well as colleges and universities, such as Richard Stockton College. Overall, new issue supply for New Jersey exempt debt was higher than we typically see, as a number of auction-rate securities were refinanced. A large portion of these new issues was New Jersey state-backed debt, otherwise known as appropriation debt. Purchases outweighed sales thanks to positive cash flow into the fund. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

The fund experienced a significant change in quality diversification in the last six months, as did the entire municipal market. The primary cause was multiple downgrades of the monoline insurers. The fund’s AAA rated securities declined from 45% of assets at the end of February to 24% at the end of August. Most of these holdings shifted into the AA and A rated categories. While the rating of these insured bonds has declined, the recent downgrades do not necessarily reflect deterioration in the credit quality of the underlying issuers of our holdings. In addition, Moody’s Investors Service, a municipal bond rating agency, is in the process of recalibrating its municipal bond ratings scale to more closely align with its global scale, a move that should lead to upward rating revisions for most municipal sectors over the next six months. Moody’s expects to complete this recalibration by early 2009.

OUTLOOK

In light of generally favorable fundamentals for the municipal bond market, tax-free bonds continue to offer compelling values relative to taxable bonds, in our view, particularly for investors in the highest tax brackets. Although the market has rebounded from its weakest levels in late February, municipal bond valuations, especially for longer-term securities, remain attractive.

At present, the Fed seems unlikely to initiate a series of rate hikes to address inflation as long as the economy and housing market remain weak and employment is decreasing. However, if inflation continues to climb, Treasury yields will probably rise, and the Federal Reserve may be forced at some point to raise interest rates. Although municipal yields tend not to rise as much as Treasury yields, the municipal bond market would not be immune to a broad sell-off in the Treasury market.

T. Rowe Price’s municipal bond portfolio managers and credit analysts continue to monitor the municipal market carefully in an attempt to identify securities with attractive yields and a good long-term risk/reward trade-off. As always, we will rely on our rigorous, independent research to evaluate the fundamental merits of the underlying issuer of each security under consideration.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Konstantine B. Mallas
Chairman of the Investment Advisory Committee

September 16, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The New Jersey Tax-Free Bond Fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield.

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated by the state legislature annually, but the legislature has no legal obligation to continue to make such appropriations.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.7%		
NEW JERSEY 88.1%		
Bayonne Redev. Agency, Royal Caribbean Cruises 5.375%, 11/1/35 (1)	2,000	1,707
Bergen County Improvement Auth., GO, 4.50%, 12/15/37	2,000	1,924
Bergen County Improvement Auth., Saddlebrook, GO 5.00%, 9/1/29	1,490	1,546
Bordentown Sewage Auth., 5.50%, 12/1/25 (2)	1,300	1,305
Burlington County Bridge Commission, GO, 5.00%, 8/15/18 (3)	1,000	1,093
Burlington County Bridge Commission, GO, 5.00%, 12/15/27	1,265	1,312
Burlington County Bridge Commission, 5.25%, 8/15/19 (Prerefunded 8/15/12) (4)	825	907
Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38	500	437
Cape May, Atlantic City Electric, PCR, 6.80%, 3/1/21 (3)	1,520	1,817
Egg Harbor Township School Dist., 5.00%, 7/15/16 (Prerefunded 7/15/11) (2)(4)	1,000	1,083
Essex County Improvement Auth., Corrections Fac. 5.75%, 10/1/30 (Prerefunded 10/1/10) (2)(4)	1,500	1,605
Essex County Improvement Auth., GO, 5.125%, 10/1/19 (3)	1,500	1,592
Essex County Improvement Auth., GO, 5.50%, 10/1/27 (3)	2,205	2,440
Garden State Preservation Trust, Space & Farmland 5.25%, 11/1/21 (5)	1,400	1,564
Gloucester County Improvement Auth., Waste Management IDRB, VR, 6.85%, 12/1/29	1,100	1,135
Highland Park Board of Ed., GO, 5.00%, 2/15/25 (5)	1,725	1,814
Hopewell Valley Regional School Dist., GO, 5.00%, 8/15/15 (2)	2,000	2,073
Hudson County Improvement Auth., 5.00%, 4/1/25 (6)	2,000	2,059
Hudson County Improvement Auth., 5.00%, 4/1/27 (5)	2,000	2,076
Hudson County Improvement Auth., Union City, 5.20%, 7/15/24 (Prerefunded 7/15/09) (2)(4)	2,000	2,080
Mercer County Improvement Auth., School Dist., GO 5.25%, 1/15/23 (2)	1,460	1,527

Mercer County Improvement Auth., Solid Waste, GO 5.75%, 9/15/16	2,000	2,026
Middlesex County Improvement Auth., Golf Course, GO 5.25%, 6/1/20	1,310	1,404
Middlesex County Improvement Auth., GO, 5.25%, 9/15/20	1,500	1,608
Middlesex County Improvement Auth., North Brunswick Township, GO, 5.00%, 10/1/12 (2)	1,130	1,221
Middlesex County Improvement Auth., Student Housing Urban Renewal, 5.00%, 8/15/18	250	250
Middlesex County Improvement Auth., Student Housing Urban Renewal, 5.00%, 8/15/35	1,255	1,140
Middlesex County Pollution Control, Amerada Hess, PCR 6.05%, 9/15/34	500	501
Middlesex County Utilities Auth., 5.00%, 12/15/15 (5)	1,000	1,108
Middlesex County Utilities Auth., VR, 6.25%, 8/15/10 (3)	220	229
Monroe Township Board of Ed., GO, 4.75%, 3/1/33 (9)	1,560	1,568
Morris County, 5.25%, 11/15/20 (Prerefunded 11/15/09) (4)	725	754
Morris-Union Jointure Commission, COP, 5.00%, 5/1/27 (7)	1,000	913
New Jersey, GO, 5.50%, 5/1/17 (Prerefunded 5/1/10) (4)	1,000	1,056
New Jersey Building Auth., 5.375%, 6/15/19 (Prerefunded 6/15/09) (4)	3,000	3,087
New Jersey Economic Dev. Auth., American Water 6.875%, 11/1/34 (1)(2)	1,000	1,012
New Jersey Economic Dev. Auth., Continental Airlines, IDRB 6.25%, 9/15/19 (1)	1,000	816
New Jersey Economic Dev. Auth., Crane's Mill, 6.00%, 7/1/38	1,000	981
New Jersey Economic Dev. Auth., Exxon Mobil VRDN, 1.85%, 4/1/22	800	800
New Jersey Economic Dev. Auth., Franciscan Oaks 5.75%, 10/1/23	375	352
New Jersey Economic Dev. Auth., Harrogate, 5.65%, 12/1/08	400	401
New Jersey Economic Dev. Auth., Harrogate, 5.75%, 12/1/16	500	483
New Jersey Economic Dev. Auth., Harrogate, 5.875%, 12/1/26	1,000	920

New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21	250	236
New Jersey Economic Dev. Auth., Kapkowski Road Landfill Zero Coupon, 4/1/10 (8)	1,025	986
New Jersey Economic Dev. Auth., Keswick Pines, 5.70%, 1/1/18	500	483
New Jersey Economic Dev. Auth., Keswick Pines, 5.75%, 1/1/24	850	791
New Jersey Economic Dev. Auth., Liberty State Park Lease 5.00%, 3/1/21 (3)	2,285	2,381
New Jersey Economic Dev. Auth., Liberty State Park Lease 5.00%, 3/1/24	1,500	1,541
New Jersey Economic Dev. Auth., Lions Gate, 5.75%, 1/1/25	710	655
New Jersey Economic Dev. Auth., Lions Gate, 5.875%, 1/1/37	730	644
New Jersey Economic Dev. Auth., Masonic Charity Foundation 5.50%, 6/1/31	1,000	1,004
New Jersey Economic Dev. Auth., Masonic Charity Foundation 6.00%, 6/1/25	1,000	1,038
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.00%, 7/1/34 (3)	1,000	988
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/26 (3)	1,000	1,061
New Jersey Economic Dev. Auth., Newark Downtown Dist. Management, 5.125%, 6/15/27	400	370
New Jersey Economic Dev. Auth., Presbyterian Homes at Montgomery, 6.375%, 11/1/31	800	759
New Jersey Economic Dev. Auth., Saint Barnabas Health Care Zero Coupon, 7/1/16 (3)	3,500	2,536
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 3/1/19	2,000	2,123
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 9/1/30	1,715	1,745
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 9/1/36	2,750	2,786
New Jersey Economic Dev. Auth., School Fac. Construction 5.125%, 3/1/30	4,500	4,599

New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/17	1,445	1,578
New Jersey Economic Dev. Auth., School Fac. Construction VRDN, 1.78%, 3/1/20	500	500
New Jersey Economic Dev. Auth., School Fac. Construction VRDN 2.30%, 9/1/31	4,310	4,310
New Jersey Economic Dev. Auth., School Fac. Construction VRDN, 2.50%, 9/1/31	300	300
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/36	1,500	1,211
New Jersey Economic Dev. Auth., Seashore Gardens 5.00%, 11/1/16	650	591
New Jersey Economic Dev. Auth., Seashore Gardens 5.30%, 11/1/26	650	550
New Jersey Economic Dev. Auth., Seashore Gardens 5.375%, 11/1/36	1,000	810
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 12/1/24 (6)	3,340	3,434
New Jersey Economic Dev. Auth., The Seeing Eye 6.20% 12/1/24 (Prerefunded 12/1/09) (4)	1,000	1,068
New Jersey Economic Dev. Auth., Winchester Gardens at Ward Homestead, 5.80%, 11/1/31	660	619
New Jersey EFA, 5.00%, 9/1/19 (Prerefunded 9/1/10) (4)(5)	1,000	1,056
New Jersey EFA, College of New Jersey, 5.375%, 7/1/17 (2)	1,330	1,416
New Jersey EFA, Georgian Court College, 5.25%, 7/1/37	1,000	946
New Jersey EFA, Georgian Court College, 6.50%, 7/1/33 (Prerefunded 7/1/13) (4)	500	583
New Jersey EFA, Monmouth Univ., 5.25%, 7/1/09	480	486
New Jersey EFA, Monmouth Univ., 5.60%, 7/1/12	450	455
New Jersey EFA, Princeton Univ., 5.00%, 7/1/33	2,000	2,057
New Jersey EFA, Public Library Grant, 5.00%, 9/1/22 (6)	1,000	1,021
New Jersey EFA, Ramapo College, 5.00%, 7/1/25 (Prerefunded 7/1/11) (4)(6)	600	644
New Jersey EFA, Richard Stockton College, 5.375%, 7/1/38	2,000	2,017

New Jersey EFA, Rider Univ., 5.00%, 7/1/37 (7)	1,500	1,329
New Jersey EFA, Rider Univ., 5.50%, 7/1/23 (7)	1,000	1,003
New Jersey EFA, Rowan Univ., 5.00%, 7/1/17 (2)	2,540	2,717
New Jersey EFA, Rowan Univ., 5.125%, 7/1/30 (Prerefunded 7/1/13) (2)(4)	1,000	1,103
New Jersey EFA, Rowan Univ., 5.25%, 7/1/22 (Prerefunded 7/1/12) (2)(4)	1,175	1,289
New Jersey EFA, Stevens Institute of Technology, 5.00%, 7/1/12	135	136
New Jersey EFA, Stevens Institute of Technology 5.00%, 7/1/12 (8)	115	116
New Jersey EFA, Stevens Institute of Technology, 5.25%, 7/1/22	2,000	1,929
New Jersey EFA, Stevens Institute of Technology 5.375%, 7/1/11	315	318
New Jersey EFA, Stevens Institute of Technology 5.375%, 7/1/11 (8)	270	273
New Jersey Environmental Infrastructure Trust, 5.25%, 9/1/20 (Prerefunded 9/1/10) (4)	1,500	1,606
New Jersey HFFA, AHS Hosp., 5.00%, 7/1/27	2,500	2,448
New Jersey HFFA, AtlantiCare Regional Medical Center 5.00%, 7/1/27	1,570	1,539
New Jersey HFFA, AtlantiCare Regional Medical Center 5.75%, 7/1/25	1,115	1,142
New Jersey HFFA, AtlantiCare Regional Medical Center 5.75%, 7/1/25 (Prerefunded 7/1/12) (4)	885	980
New Jersey HFFA, Catholic Health East, VR, 2.679%, 11/15/33	995	776
New Jersey HFFA, Hackensack Univ. Medical Center 6.00%, 1/1/34	1,750	1,772
New Jersey HFFA, Hunterdon Medical Center, 5.125%, 7/1/35	250	239
New Jersey HFFA, Kennedy Health, 5.50%, 7/1/21	1,000	1,011
New Jersey HFFA, Pascack Valley Hosp. Assn., 6.50%, 7/1/23	750	520
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.75%, 7/1/25	1,500	1,514

New Jersey HFFA, Robert Wood Johnson Univ. Hosp. VRDN, 1.78%, 7/1/29	1,135	1,135
New Jersey HFFA, RWJ Health Care Corp. at Hamilton 5.00%, 7/1/25 (7)	2,485	2,408
New Jersey HFFA, Saint Barnabas Health Care Zero Coupon, 7/1/31	250	49
New Jersey HFFA, Saint Peters Univ. Hosp., 6.875%, 7/1/30	1,000	1,016
New Jersey HFFA, Somerset Medical Center, 5.50%, 7/1/33	1,000	808
New Jersey HFFA, South Jersey Hosp., 5.875%, 7/1/21 (Prerefunded 7/1/12) (4)	2,000	2,223
New Jersey Higher Ed. Student Assistance Auth. 5.80%, 6/1/16 (1)(3)	370	375
New Jersey Higher Ed. Student Assistance Auth. 6.00%, 6/1/15 (1)(3)	925	950
New Jersey Higher Ed. Student Assistance Auth. 6.125%, 6/1/30 (1)(9)	2,000	2,021
New Jersey Highway Auth., Garden State Parkway 5.75% 1/1/13 (Prerefunded 1/1/10) (4)	2,000	2,120
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 5.50%, 5/1/22 (1)(5)	400	401
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 5.55%, 11/1/09 (5)	655	676
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 5.70%, 5/1/20 (5)	410	418
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 6.25%, 11/1/26 (5)	465	472
New Jersey Housing & Mortgage Fin. Agency, Single Family 5.375%, 4/1/30 (1)	1,000	960
New Jersey Transportation Trust Fund Auth. 3.75%, 12/15/12 (5)	2,485	2,491
New Jersey Transportation Trust Fund Auth. 5.25%, 12/15/11 (3)	2,000	2,145
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/19 (Prerefunded 12/15/11) (3)(4)	1,250	1,391

New Jersey Transportation Trust Fund Auth. Zero Coupon, 12/15/29 (5)	6,000	2,011
New Jersey Turnpike Auth., 5.00%, 1/1/21 (5)	2,000	2,119
New Jersey Turnpike Auth., 5.00%, 1/1/25 (5)	2,500	2,570
New Jersey Turnpike Auth., 5.00%, 1/1/27 (2)	700	697
New Jersey Turnpike Auth., 5.00%, 1/1/35 (5)	2,000	2,019
New Jersey Turnpike Auth., 5.50%, 1/1/25 (Prerefunded 1/1/10) (3)(4)	1,025	1,073
North Hudson Sewage Auth., 5.25%, 8/1/18 (2)	2,000	2,090
North Hudson Sewage Auth., Zero Coupon, 8/1/20 (3)	2,350	1,320
Ocean County, General Improvement, GO, 5.125%, 9/1/18 (Prerefunded 9/1/10) (4)	1,590	1,693
Ocean County, General Improvement, GO, 5.35%, 12/1/17 (Prerefunded 12/1/09) (4)	1,695	1,780
Port Auth. of New York & New Jersey, 5.00%, 8/1/15 (1)	2,000	2,024
Port Auth. of New York & New Jersey, 5.00%, 12/1/20 (1)(5)	1,535	1,549
Port Auth. of New York & New Jersey, 5.00%, 7/15/26 (1)(5)	1,905	1,885
Port Auth. of New York & New Jersey, 5.00%, 11/15/27 (6)	2,000	2,064
Port Auth. of New York & New Jersey, 5.00%, 10/1/31	3,000	3,056
Port Auth. of New York & New Jersey, 5.125%, 1/15/36 (1)	1,000	979
Port Auth. of New York & New Jersey, 5.20%, 12/15/26 (1)(6)	2,100	2,103
Port Auth. of New York & New Jersey, 6.125%, 6/1/94	1,000	1,127
Port Auth. of New York & New Jersey, VRDN, 2.50%, 6/1/20	1,085	1,085
Salem County Pollution Control Fin. Auth., PSEG Power, PCR 5.75%, 4/1/31 (1)	1,700	1,580
South Brunswick Township Board of Ed., GO, 5.00%, 8/1/14 (2)	1,000	1,101
Tobacco Settlement Fin. Corp., Tobacco Industry 4.50%, 6/1/23	3,080	2,790
Tobacco Settlement Fin. Corp., Tobacco Industry 5.75%, 6/1/32 (Prerefunded 6/1/12) (4)	205	223
Tobacco Settlement Fin. Corp., Tobacco Industry 6.00%, 6/1/37 (Prerefunded 6/1/12) (4)	3,725	4,174

Tobacco Settlement Fin. Corp., Tobacco Industry 6.75%, 6/1/39 (Prerefunded 6/1/13) (4)	1,390	1,631
Tobacco Settlement Fin. Corp., Tobacco Industry 7.00%, 6/1/41 (Prerefunded 6/1/13) (4)	150	178
Union County, ExxonMobil, PCR, VRDN, 1.85%, 10/1/24	100	100
Univ. of Medicine & Dentistry, 5.00%, 12/1/31 (6)	1,000	977
Wanaque Valley Regional Sewer Auth., GO, 5.75%, 9/1/18 (6)	3,115	3,387
Winslow Township Board of Ed., 5.20%, 8/1/16 (Prerefunded 8/1/09) (2)(4)	2,010	2,073
		205,381

PUERTO RICO 7.7%

Children's Trust Fund, Tobacco Settlement Zero Coupon, 5/15/55	5,000	122
Children's Trust Fund, Tobacco Settlement, 6.00%, 7/1/26 (Prerefunded 7/1/10) (4)	1,500	1,592
Gov't. Dev. Bank of Puerto Rico, GO, 5.00%, 12/1/17	1,400	1,410
Puerto Rico Aqueduct & Sewer Auth., 6.00%, 7/1/38	2,000	2,092
Puerto Rico Commonwealth, 5.00%, 7/1/27 (Prerefunded 7/1/12) (4)	1,400	1,516
Puerto Rico Commonwealth, 5.25%, 7/1/27 (Prerefunded 7/1/16) (4)	860	977
Puerto Rico Commonwealth, 5.25%, 7/1/30 (Prerefunded 7/1/16) (4)	925	1,051
Puerto Rico Electric Power Auth., 5.00%, 7/1/37	2,500	2,407
Puerto Rico Electric Power Auth., 5.25%, 7/1/29 (3)	1,000	1,048
Puerto Rico Electric Power Auth., VR, 2.39%, 7/1/29 (5)	2,000	1,680
Puerto Rico Highway & Transportation Auth., 5.00%, 7/1/36 (Prerefunded 7/1/16) (4)	500	559
Puerto Rico Public Buildings Auth., 5.50%, 7/1/24 (Prerefunded 7/1/14) (4)	1,000	1,109
Puerto Rico Public Buildings Auth., GO, 6.25%, 7/1/31	1,000	1,100

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes, by investing primarily in investment-grade New Jersey municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On March 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on August 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $27,393,000 and $7,030,000, respectively, for the six months ended August 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2008.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $215,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 29, 2008, the fund had $1,267,000 of unused capital loss carryforwards, of which $1,113,000 expire in fiscal 2009 and $154,000 expire in fiscal 2016.

At August 31, 2008, the cost of investments for federal income tax purposes was $228,593,000. Net unrealized gain aggregated $1,594,000 at period-end, of which $6,081,000 related to appreciated investments and $4,487,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2008, expenses incurred pursuant to these service agreements were $53,000 for Price Associates and $39,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were both above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 17, 2008